AB Multi-Manager Alternative Fund

Consolidated Portfolio of Investments

December 31, 2025 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Aleutian Fund, Ltd.	37,000	$47,784,274	4.6%	Monthly
Atlas Enhanced Fund, Ltd.	39,349	56,669,698	5.4	Quarterly
Elliott International Limited	43,410	109,397,848	10.4	Quarterly
Millennium International, Ltd.	45,400	70,431,735	6.7	Quarterly
Point72 Capital International, Ltd.	412,584	101,881,144	9.7	Quarterly
Whitebox Multi-Strategy Fund, Ltd.	20,000	21,409,843	2.0	Quarterly

Total		407,574,542	38.8

Long/Short Equity
Anomaly Capital International, Ltd.	34,577	42,531,204	4.0	Quarterly
Coatue Offshore Fund, Ltd.	22,865	2,177,938	0.2	Quarterly
Janchor Partners Pan-Asian Fund	13,564	747,694	0.1	Triennially
Nokota LC, LLC	1,137	164,416	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	272	3,527	0.0	At Fund’s Discretion
SurgoCap Offshore Fund LP	35,886	45,362,409	4.3	Quarterly
TCIM Offshore Fund, Ltd.	32,841	43,711,798	4.1	Monthly
The Children’s Investment Fund	96,578	35,797,600	3.4	Biennial
Think Investments Offshore Ltd.	8,824	34,277,847	3.3	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	1,993	3,810,261	0.4	Quarterly
Viking Global Equities III, Ltd.	38,532	46,377,962	4.4	Annual
Wolf Hill Offshore Fund, Ltd.	16,578	19,653,887	1.9	Quarterly

Total		274,616,543	26.1

Credit/Distressed
Chepstow Credit Opportunities Fund	25,000	25,885,227	2.5	Quarterly
Claren Road Credit Fund, Ltd.	28,965	31,165,248	3.0	Quarterly
Cross Ocean GSS Offshore Feeder LP	44,127	56,358,490	5.3	Quarterly
FourSixThree Overseas Fund, Ltd.	33,000	33,698,100	3.2	Quarterly
King Street Capital, Ltd.	11,320	1,350,178	0.1	At Fund’s Discretion
Primas Global Credit Fund	44,114	43,055,175	4.1	Monthly
Theorem Prime+ Yield Fund Offshore LP	3,563	3,292,128	0.3	Quarterly

Total		194,804,546	18.5

Global Macro
Alphadyne Global Rates Fund II, Ltd.	27,278	35,571,591	3.4	Monthly
Brevan Howard Alpha Strategies Fund Limited	85,324	11,882,190	1.1	Quarterly
Caxton Macro, Ltd.	29,000	31,099,036	3.0	Quarterly
Rokos Global Macro Fund, Ltd.	210,034	24,665,290	2.3	Monthly
The Tudor BVI Global Fund, Ltd.	202	51,487,539	4.9	Quarterly

Total		154,705,646	14.7

Event Driven
Antara Capital Offshore Fund, Ltd.	17,680	7,717,865	0.7	Quarterly
Astaris Special Situations Feeder Fund, Ltd.	221,665	38,356,869	3.7	Quarterly
Lion Point International, Ltd.	2,024	7,390,395	0.7	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,499,648	0.3	At Fund’s Discretion
Trium Khartes Fund, Ltd.	305,227	35,999,870	3.4	Monthly

Total		91,964,647	8.8

Total Underlying Portfolios (cost $862,642,339)		1,123,665,924	106.9

Company	Acquisition Date	Fair Value ($)	% Net Assets

Participation Notes
Event Driven
Antara Capital Offshore Fund, Ltd.(a)	03/31/2024	$1,611,543	0.2%
Antara Capital Offshore Fund, Ltd.(a)	06/30/2024	1,593,876	0.2
Antara Capital Offshore Fund, Ltd.(a)	09/30/2024	1,581,712	0.1

Total Participation Notes (cost $6,523,687)		4,787,131	0.5

	Shares

Rights
Health Care
Health Care Providers & Services
Chinook Therapeutics (CVR)(a) (b) (c)	37,922	379	0.0
Mirati Therapeutics, Inc. (CVR)(a) (b) (c)	31,520	22,064	0.0

Total Rights (cost $0)		22,443	0.0

Total Investments (cost $869,166,026)(d)		$1,128,475,498	107.4%
Other assets less liabilities		(77,381,045)	(7.4)

Net Assets		$1,051,094,453	100.0%

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs & Co.
Resolute Forest Products	SOFR plus 0.35%	Maturity	USD	32	07/15/2027	$45,155
JPMorgan Chase & Co.
GCI Liberty, Inc.	SOFR plus 0.35%	Maturity	USD	4	08/11/2026	0
Merrill Lynch International
MLABHPLO(1)	SOFR plus 0.52%	Maturity	USD	157	01/30/2026	(120,416)
Morgan Stanley & Co. LLC
ABIOMED, Inc.	EFFR plus 0.38%	Maturity	USD	8	10/20/2026	21,171

						$(54,090)

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Fair valued by the Adviser.
(c)	Non-income producing security.
(d)

As of December 31, 2025, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $280,655,500 and gross unrealized depreciation of investments was $(21,400,118), resulting in net unrealized appreciation of $259,255,382.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy - Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 - 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro - Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 - 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity - Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed - Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30-90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven - Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Glossary:

CVR – Contingent Value Right

EFFR – Federal Funds Effective Rate

SOFR – Secured Overnight Financing Rate

(1) The following table represents the equity basket holdings underlying the total return swap with MLABHPLO as of December 31, 2025.

Security Description	Shares	Current Notional	Percent of Basket’s Value
General Electric Co.	10,396	USD 3,202,290	15.9%
Safran SA	6,891	2,406,762	11.9%
Visa, Inc.	6,237	2,187,522	10.9%
Airbus SE	9,070	2,113,492	10.5%
Microsoft Corp.	3,747	1,811,937	9.0%
Vinci SA	10,999	1,550,749	7.7%
Moody’s Corp.	2,914	1,488,574	7.4%
S&P Global, Inc.	2,554	1,334,723	6.6%
Ferrovial SE	19,087	1,240,558	6.2%
Canadian Pacific Kansas City	10,051	740,071	3.7%
Alphabet, Inc.	1,805	566,287	2.8%
Aena SME SA	19,682	550,616	2.7%
Cellnex Telecom SA	12,713	409,560	2.0%
SAP SE	1,437	351,549	1.7%
Canadian National Railway Co.	2,125	210,459	1.0%

AB Multi-Manager Alternative Fund

December 31, 2025 (unaudited)

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2025:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Participation Notes	$—	$—	$4,787,131	$4,787,131
Rights	—	—	22,443	22,443
Investments valued at NAV	—	—	—	1,123,665,924

Total Investments in Securities	—	—	4,809,574	1,128,475,498
Other Financial Instruments(a):
Assets:
Total Return Swaps	—	66,326	—	66,326
Liabilities:
Total Return Swaps	—	(120,416)	—	(120,416)

Total	$—	$(54,090)	$4,809,574	$1,128,421,408

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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